Exhibit 99.1

Financial News Release

Advanced Energy Announces Fourth Quarter and Full Year 2020 Results

●	Q4 revenue was $371 million, above the guidance midpoint of $360 million
●	Fiscal 2020 revenue was $1.416 billion, up 79% over 2019
●	Q4 GAAP EPS from continuing operations was $1.09; non-GAAP EPS was $1.49, at the high end of the guidance range of $1.10 to $1.50
●	Fiscal 2020 non-GAAP EPS was a record $5.23, more than double the $2.44 from fiscal 2019
●	2020 operating cash flow from continuing operations exceeded $200 million

DENVER, Colo., February 10, 2021 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, today announced financial results for the fourth quarter and fiscal year ended December 31, 2020.

“Advanced Energy delivered a strong quarter and finish to the year, driven by our outstanding execution and robust demand for our industry-leading products and solutions,” said President and CEO Yuval Wasserman. “During 2020, we executed our growth strategy as a pure play power leader, exceeded our synergy goals, introduced many new products across our markets, and delivered record financial results. Despite operating in a challenging environment, Advanced Energy exits the year stronger than ever and is well-positioned to capitalize on our many growth opportunities.”

Fourth Quarter Results

Sales were $371.0 million in the fourth quarter of 2020, compared with $389.5 million in the third quarter of 2020 and $338.3 million in the fourth quarter of 2019.

GAAP net income from continuing operations was $41.9 million or $1.09 per diluted share in the quarter, compared with $45.6 million or $1.18 per diluted share in the prior quarter, and $10.5 million or $0.27 per diluted share in the fourth quarter of 2019.

Non-GAAP net income was $57.3 million or $1.49 per diluted share in the fourth quarter of 2020. This compares with $63.8 million or $1.66 per diluted share in the third quarter of 2020, and $33.4 million or $0.87 per diluted share in the fourth quarter of 2019.

A reconciliation of non-GAAP measures is provided in the tables below.

The company generated $67.1 million of operating cash from continuing operations during the quarter and made debt principal payments of $4.4 million.

Full Year 2020 Results

Sales were $1.42 billion in 2020 compared with $788.9 million in 2019, an increase of 79%.

GAAP net income from continuing operations was $135.2 million or $3.51 per diluted share in 2020, compared with $56.5 million or $1.47 per diluted share in 2019.

Non-GAAP net income was $201.5 million or $5.23 per diluted share in 2020, compared to $93.9 million or $2.44 per diluted share in 2019.

The company generated $202.2 million of operating cash from continuing operations in 2020 and ended the year with $483.0 million in cash and marketable securities.

Discontinued Operations

The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2020 Annual Report on Form 10-K.

First Quarter 2021 Guidance

Based on the company’s current view, beliefs and assumptions, guidance for the first quarter of 2021 is within the following ranges.

Q1 2021
Revenues	$350M +/- $15M
GAAP EPS from continuing operations	$1.02 +/- $0.15
Non-GAAP EPS	$1.25 +/- $0.15

Conference Call

Management will host a conference call today, February 10, 2021 at 8:30 a.m. Eastern Time to discuss Advanced Energy’s financial results. To register for the call please use this link (www.directeventreg.com/registration/event/3071896). A webcast will also be available on the company’s investors web page at ir.advancedenergy.com.

About Advanced Energy

Advanced Energy (Nasdaq: AEIS) is a global leader in the design and manufacturing of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. AE’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial, manufacturing, telecommunications, data center computing and healthcare. With engineering know-how and responsive service and support around the globe, the company builds collaborative partnerships to meet technology advances, propel growth for its customers and innovate the future of power. Advanced Energy has devoted more than three decades to perfecting power for its global customers and is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance.

For more information, contact:

Brian Smith

Advanced Energy

(970) 407-6555

brian.smith@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. Beginning in Q2 2020, Advanced Energy’s non-GAAP measures exclude non-cash unrealized foreign currency gains or losses that result from remeasurement to functional currency long-term obligations related to pension and operating lease liabilities as the remeasurement does not represent current economic exposure and is unrelated to our overall operating performance. These long-term obligations were acquired in connection with the Artesyn acquisition and the Company previously used derivatives to hedge the exposure; however, the Company has determined it will no longer hedge these non-economic exposures. The tax effect of our non-GAAP adjustments represents the anticipated annual tax rate applied to each non-GAAP adjustment after consideration of their respective book and tax treatments.

The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements

The company’s guidance with respect to anticipated financial results, potential future growth and profitability, future business mix, expectations regarding future market trends, future performance within specific markets and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the risks and uncertainties related to the integration of Artesyn Embedded Power including the optimization and reduction of our global manufacturing sites; (e) the continuing spread of COVID-19 and its potential adverse impact on our product manufacturing, research & development, supply chain, services and administrative operations; (f) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (g) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (h) the accuracy of the company’s assumptions on which its financial statement projections are based; (i) the impact of product price changes, which may result from a variety of factors; (j) the timing of orders received from customers; (k) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (l) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (m) unanticipated changes to management’s estimates, reserves or allowances; (n) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017; and (o) the impact of political, economic and policy tensions and conflicts between China and the United States including, but not limited to, trade wars and export restrictions between the two countries, China’s national security law for Hong Kong, and China’s expansion of control over the South China Sea, any of which could negatively impact our customers’ and our presence, operations, and financial results. These and other risks are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advanced-energy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2020	2019	2020	2020	2019
	Unaudited	Unaudited	Unaudited
Sales, net:
Product	$337,479	$311,618	$358,257	$1,296,867	$678,061
Services	33,490	26,650	31,264	118,959	110,887
Total sales, net	370,969	338,268	389,521	1,415,826	788,948
Cost of sales:
Product	209,579	212,526	220,149	816,329	416,976
Services	15,841	13,447	15,587	57,628	56,320
Total cost of sales	225,420	225,973	235,736	873,957	473,296
Gross profit	145,549	112,295	153,785	541,869	315,652
	39.2%	33.2%	39.5%	38.3%	40.0%
Operating expenses:
Research and development	36,529	33,828	36,807	143,961	101,503
Selling, general and administrative	42,944	49,528	51,481	188,590	142,555
Amortization of intangible assets	5,065	5,319	5,049	20,129	12,168
Restructuring expense	5,226	1,418	1,494	13,166	5,038
Total operating expenses	89,764	90,093	94,831	365,846	261,264
Operating income	55,785	22,202	58,954	176,023	54,388
Other income (expense), net	(6,221)	(4,843)	(6,558)	(17,876)	12,806
Income from continuing operations, before income taxes	49,564	17,359	52,396	158,147	67,194
Provision (benefit) for income taxes	7,703	6,880	6,783	22,996	10,699
Income from continuing operations	41,861	10,479	45,613	135,151	56,495
Income (loss) from discontinued operations, net of income taxes	—	(210)	50	(421)	8,480
Net income	41,861	10,269	45,663	134,730	64,975
Income from continuing operations attributable to noncontrolling interest	20	5	36	55	34
Net income attributable to Advanced Energy Industries, Inc.	$41,841	$10,264	$45,627	$134,675	$64,941

Basic weighted-average common shares outstanding	38,280	38,341	38,325	38,314	38,281
Diluted weighted-average common shares outstanding	38,533	38,554	38,528	38,542	38,495

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$1.09	$0.27	$1.19	$3.53	$1.47
Diluted earnings per share	$1.09	$0.27	$1.18	$3.51	$1.47

Discontinued operations:
Basic earnings (loss) per share	$—	$(0.01)	$—	$(0.01)	$0.22
Diluted earnings (loss) per share	$—	$(0.01)	$—	$(0.01)	$0.22

Net income:
Basic earnings per share	$1.09	$0.27	$1.19	$3.52	$1.70
Diluted earnings per share	$1.09	$0.27	$1.19	$3.50	$1.69

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,	December 31,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$480,368	$346,441
Marketable securities	2,654	2,614
Accounts and other receivable, net	235,178	246,564
Inventories	221,346	230,019
Income taxes receivable	5,778	4,245
Other current assets	35,899	36,855
Total current assets	981,223	866,738

Property and equipment, net	114,731	108,109
Operating lease right-of-use assets	103,858	105,404
Deposits and other assets	19,101	22,556
Goodwill and intangible assets, net	378,922	386,943
Deferred income tax assets	50,801	42,656
Total assets	$1,648,636	$1,532,406

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$125,224	$170,671
Other accrued expenses	138,055	113,849
Current portion of long-term debt	17,500	17,500
Current portion of operating lease liabilities	16,592	18,312
Total current liabilities	297,371	320,332

Long-term debt	304,546	321,527
Non-current liabilities	231,379	213,287
Long-term liabilities	535,925	534,814

Total liabilities	833,296	855,146

Advanced Energy stockholders' equity	814,739	676,714
Noncontrolling interest	601	546
Total stockholders’ equity	815,340	677,260
Total liabilities and stockholders’ equity	$1,648,636	$1,532,406

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	Year Ended December 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$134,730	$64,975
Income (loss) from discontinued operations, net of income taxes	(421)	8,480
Income from continuing operations, net of income taxes	135,151	56,495

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	47,770	26,147
Stock-based compensation expense	12,272	7,327
Provision (benefit) for deferred income taxes	(622)	1,015
Gain on sale of central inverter service business	—	(14,795)
Discount on notes receivable	721	1,100
Net loss on disposal of assets	1,296	700
Changes in operating assets and liabilities, net of assets acquired	5,571	(30,090)
Net cash from operating activities from continuing operations	202,159	47,899
Net cash from operating activities from discontinued operations	(923)	493
Net cash from operating activities	201,236	48,392
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of marketable securities	3	1,742
Acquisitions, net of cash acquired	(5,476)	(366,101)
Issuance of notes receivable	(1,000)	(4,300)
Proceeds from sale of property and equipment	116	—
Purchases of property and equipment	(36,483)	(25,188)
Net cash from investing activities from continuing operations	(42,840)	(393,847)
Net cash from investing activities from discontinued operations	—	—
Net cash from investing activities	(42,840)	(393,847)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from long-term borrowings	—	347,486
Payments on long-term borrowings	(17,500)	(8,750)
Purchase and retirement of common stock	(11,630)	—
Net receipts (payments) related to stock-based award activities	(482)	104
Net cash from financing activities from continuing operations	(29,612)	338,840
Net cash from financing activities from discontinued operations	—	—
Net cash from in financing activities	(29,612)	338,840
EFFECT OF CURRENCY TRANSLATION ON CASH	5,143	(1,496)
NET CHANGE IN CASH AND CASH EQUIVALENTS	133,927	(8,111)
CASH AND CASH EQUIVALENTS, beginning of period	346,441	354,552
CASH AND CASH EQUIVALENTS, end of period	480,368	346,441
Less cash and cash equivalents from discontinued operations	—	—
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$480,368	$346,441

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Product Line	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2020	2019	2020	2020	2019
Semiconductor Equipment	$165,757	$125,108	$167,058	$611,864	$403,018
Industrial & Medical	93,769	96,736	87,013	313,646	245,992
Data Center Computing	65,299	77,940	87,741	322,539	91,438
Telecom & Networking	46,144	38,484	47,709	167,777	48,500
Total	$370,969	$338,268	$389,521	$1,415,826	$788,948

Net Sales by Geographic Region	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2020	2019	2020	2020	2019
North America	$183,101	$172,697	$190,629	$687,814	$373,634
Asia	144,505	117,559	180,660	606,893	295,155
Europe	41,919	47,264	17,886	117,990	119,427
Other Countries	1,444	748	346	3,129	732
Total	$370,969	$338,268	$389,521	$1,415,826	$788,948

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2020	2019	2020	2020	2019
Gross profit from continuing operations, as reported	$145,549	$112,295	$153,785	$541,869	$315,652
Adjustments to gross profit:
Stock-based compensation	122	160	67	567	525
Facility expansion, relocation costs and other	741	2,229	1,095	4,349	3,891
Acquisition-related costs	25	6,784	—	5,381	8,290
Non-GAAP gross profit	146,437	121,468	154,947	552,166	328,358
Non-GAAP gross margin	39.5%	35.9%	39.8%	39.0%	41.6%

Operating expenses from continuing operations, as reported	89,764	90,093	94,831	365,846	261,264
Adjustments:
Amortization of intangible assets	(5,065)	(5,319)	(5,049)	(20,129)	(12,168)
Stock-based compensation	(2,483)	(2,115)	(3,714)	(11,705)	(6,803)
Acquisition-related costs	387	(2,562)	(5,214)	(10,209)	(12,002)
Facility expansion, relocation costs and other	(443)	(651)	(415)	(2,213)	(948)
Restructuring charges	(5,226)	(1,418)	(1,494)	(13,166)	(5,038)
Non-GAAP operating expenses	76,934	78,028	78,945	308,424	224,305
Non-GAAP operating income	$69,503	$43,440	$76,002	$243,742	$104,053
Non-GAAP operating margin	18.7%	12.8%	19.5%	17.2%	13.2%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2020	2019	2020	2020	2019
Income from continuing operations, less non-controlling interest, net of income taxes	$41,841	$10,474	$45,577	$135,096	$56,461
Adjustments:
Amortization of intangible assets	5,065	5,319	5,049	20,129	12,168
Acquisition-related costs	(362)	9,346	5,214	15,590	20,292
Facility expansion, relocation costs and other	1,184	2,879	1,510	6,562	4,838
Restructuring charges	5,226	1,418	1,494	13,166	5,038
Unrealized foreign currency (gain) loss	3,786	—	3,540	8,384	—
Acquisition-related and other costs included in Other income (expense), net	90	—	625	716	(29)
Central inverter services business sale	—	1,067	—	—	(13,737)
Tax effect of Non-GAAP adjustments	(1,532)	1,195	(2,115)	(7,611)	3,206
Non-GAAP income, net of income taxes, excluding stock-based compensation	55,298	31,698	60,894	192,032	88,237
Stock-based compensation, net of taxes	1,993	1,740	2,892	9,418	5,627
Non-GAAP income, net of income taxes	$57,291	$33,438	$63,786	$201,450	$93,864

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2020	2019	2020	2020	2019
Diluted earnings per share from continuing operations, as reported	$1.09	$0.27	$1.18	$3.51	$1.47
Add back (subtract):
Per share impact of Non-GAAP adjustments, net of tax	0.40	0.60	0.48	1.72	0.97
Non-GAAP per share earnings	$1.49	$0.87	$1.66	$5.23	$2.44

Reconciliation of Q1 2021 Guidance
	Low End	High End

Revenue	$335 million	$365 million

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.87	$1.17
Stock-based compensation	0.08	0.08
Amortization of intangible assets	0.13	0.13
Restructuring and other	0.05	0.05
Tax effects of excluded items	(0.03)	(0.03)
Non-GAAP earnings per share	$1.10	$1.40